EXHIBIT 99-2

National Grid/Niagara Mohawk Merger

New York Rate Plan Proposal - Overview

January 17, 2001

OUTLINE
  Discussion of overall objectives and approach
  Overview of proposal
  Schedule and issues
OBJECTIVES AND APPROACH

Objectives

  Lower and more stable energy delivery rates for customers
  Continued development of competitive supply and demand market with protections for small customers
  Resolve outstanding issues before the PSC
  Improve Niagara Mohawk's financial capability

Approach

  Rate Settlement included with merger approval filing
  Compare stand-alone Niagara Mohawk case and provisions of Power Choice
  Rely on balanced incentive mechanisms to achieve agreed policy objectives

PROSPECTS LOOKING FORWARD

  Higher prices driven by commodity increases

          -  gas costs; ISO costs; expiration of contracts

  Commodity costs alone are likely to cause average total price increases on the order of 8 to 12 percent from today for customers on fixed price service
  Rate plan designed to reduce delivery prices through managing controllable costs, and to stabilize commodity costs
KEY ELEMENTS OF PROPOSAL
  Reduction in electricity delivery charges
  Ten year “freeze” of reduced electricity delivery charges
  Power supply costs stabilized for small customers
  One year extension of current gas Settlement Agreement
  Incentive mechanisms to encourage

          -  Cost reductions; service quality; transmission congestion management

REDUCTION IN DELIVERY PRICES

  $132 million annual reduction* in delivery charges (T, D+CTC) related to the merger ($280 million reduction from today’s delivery prices)
  CTC recovery reduced and extended to reduce and flatten delivery rates
  New York share of estimated $90 million per year of synergy savings included in proposal

*    Relative to prices that would otherwise become effective September 1, 2001 under Power Choice

TEN YEAR "FREEZE" IN REDUCED ELECTRIC DELIVERY CHARGES

  After initial reduction, delivery rates then fixed for ten years, subject to specified extraordinary events

          -   e.g. tax, law, regulatory and accounting changes; high inflation; transmission revenue adjustments

  Roughly $970 million NPV in savings over ten years compared to Niagara Mohawk stand-alone revenue requirements*

*  Includes a one percent increase in T, D + CTC in years four and five of Power Choice and a return on the MRA regulatory asset post Power Choice

ANTICIPATED AVERAGE PRICE IMPACTS DIFFER BY CUSTOMER GROUP - RESIDENTIAL

  Average for SC-1 customers on Standard Offer Service
  Delivery rates reduced by 7.8 percent

          -  Rate plan moderates projected total increases from 12.4 percent to 6.1 percent*

*     Prices include all surcharges. Prices without the merger include a one percent increase for T, D and CTC.

PROJECTED RESIDENTIAL PRICE IMPACTS
(SC-1 on Standard Offer Service - cents/kWh)

                         2002 without
           Today's Rates    merger    2002 with merger
           ------------- ------------ ----------------
Commodity       3.5          5.5           5.3
Delivery        8.6          8.1           7.5

Total          12.1         13.6          12.8

All prices are forecast and presented in cents per kWh. Commodity costs in 2002 include all ancillary services charges.

ANTICIPATED AVERAGE PRICE IMPACTS - SMALL COMMERCIAL

  Average for SC–2D customers on Standard Offer Service
  Delivery rates reduced by 3.8 percent

          -  Rate plan moderates projected total increases from 11.0 percent to 7.9 percent*

*    Prices include all surcharges. Prices without the merger include a one percent increase for T, D and CTC.

PROJECTED SMALL COMMERCIAL PRICE IMPACTS
(SC-2D on Standard Offer Service - cents/kWh)

                          2002 without
           Today's Rates     merger     2002 with merger
           -------------  ------------  ----------------
Commodity       3.4           5.3            5.3
Delivery        7.9           7.2            7.0

Total          11.3          12.6           12.2

All prices are forecast and presented in cents per kWh. Commodity costs in 2002 include all ancillary services.

ANTICIPATED AVERAGE PRICE IMPACTS FOR LARGE COMMERCIAL AND SMALL INDUSTRIAL CUSTOMERS

  Average for SC-3 Customers on Standard Offer Service
  Delivery rates reduced by 6.4 percent

          -  Rate plan moderates projected total increases from 9.9 percent to 5.7 percent*

*     Prices include all surcharges. Prices without the merger include a one percent increase for T, D and CTC.

PROJECTED LARGE COMMERCIAL AND SMALL INDUSTRIAL PRICE IMPACTS
(SC-3 on Standard Offer Service)

                             2002 without
             Today's Rates      merger     2002 with merger
             -------------   ------------- ----------------
Commodity         3.3            5.0             4.9
Delivery          7.3            6.6             6.2

Total            10.5           11.6            11.1

All prices are forecast and presented in cents per kWh. Commodity costs in 2002 include all ancillary services.

ANTICIPATED AVERAGE PRICE IMPACTS FOR LARGE COMMERCIAL AND INDUSTRIAL CUSTOMERS

  Average for SC-3a customers on Market-Priced Service
  Delivery rates reduced by 13.4 percent

          -  Rate plan provides even larger projected bill reductions (14.5 percent versus 9.9 percent reductions without the merger)*
          -  Contract customers given option to move back to tariff pricing for delivery charges

*     Prices include all surcharges. Prices without the merger include a one percent increase for T, D and CTC.

PROJECTED LARGE COMMERCIAL AND INDUSTRIAL PRICE IMPACTS
(SC-3A on Market-Priced Service)

                             2002 without
             Today's Rates       merger    2002 with merger
             -------------   ------------  ----------------
Commodity        5.1             4.7             4.7
Delivery         3.4             2.9             2.5

Total            8.4             7.6             7.2

All prices are forecast and presented in cents per kWh. Commodity costs include all ancillary services costs.

ELECTRIC COMMODITY ISSUES

  Niagara Mohawk's existing portfolio provides valuable hedge for customers

          -  Initially, a majority of energy supplies needed for Standard Offer Service are hedged
          -  Propose to levelize costs over first four years
          -  Costs in all years adjusted through a commodity adjustment clause
          -  One time offer to small customers to move back to Standard Offer Service
          -  Largest customers will be moved to spot market pricing as existing hedged contracts expire

  Niagara Mohawk is also exploring other commodity options

Below is a tabular representation of the omitted graph:

                   cents/kWh
    Year         Standard Offer        Market Price
    2001              4.3                  4.4
    2002              4.3                  4.4
    2003              4.3                  4.1
    2004              4.3                  4.1

DELIVERY RATE PATH PROPOSAL

  T&D prices will be combined with the CTC to create bundled delivery prices
  A T&D guideline rate is created which will escalate at 1.7 percent per year. The guideline is used to determine:

          -  certain exogenous factor adjustments during the rate plan
          -  T&D rates after the rate plan period
          -  synergy savings achieved during the rate plan period

  Remaining “headroom” under the bundled delivery rate path allows for CTC recovery
  Efficiency gains beyond guideline shared 50/50 after rate plan period through an adjusted rate of return

          -  provides a reasonable opportunity to recover merger costs only if savings are really achieved

Omitted Graph

The omitted chart depicts without data, the concept of the delivery rate path proposal in the Joint Proposal settlement offer. The charts top line, illustrates a flat delivery rate path (inclusive of T&D plus CTC) for eight years. A line below that lineillustrates a flat delivery rate path (inclusive of T&D plus CTC) for ten years. The ten-year line depicts the reprofiled CTC for an additional two years. Underneath the ten-year delivery rate path is a depiction of the T&D guideline rates (a subset of the T&D plus CTC) which escalate linearly through the ten-year period. Along side the tenth-year of the T&D guideline rate is the note “Earned Savings - 50% reflected in the rate of return over the next ten years.”

OTHER MAJOR PROVISIONS

  Service Quality Incentives

          -  $22 million potential incentive/penalty per year

  Congestion Management Incentive

          -  Share of savings generated for customers

  Extension of current low-income program (LICAP)
  Modifications to corporate structure and affiliate rules
  Establishment of storm and environmental response funds

EXTENSION OF CURRENT GAS SETTLEMENT AGREEMENT

  Current gas delivery rates frozen through August 2003
  Propose to extend current agreement by one year, maintaining

          -  Delivery rate freeze
          -  Safety incentives
          -  Programs to facilitate competitive market

SCHEDULE AND ISSUES

  Schedule
  Issues